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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 28, 2004


               CWMBS, INC., (as depositor under the Pooling and
                Servicing Agreement, dated as of July 1, 2004,
                providing for the issuance of the CHL Mortgage
               Pass-Through Trust 2004-16, Mortgage Pass-Through
                        Certificates, Series 2004-16).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                       333-109248                95-4449516
-------------------------           ----------                ----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)


4500 Park Granada
Calabasas, California                              91302
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(Address of Principal                           (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
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Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.
        ------------------------

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   Exhibits:

        5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

        8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
              Exhibit 5.1).

        23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWMBS, INC.



                                                      By: /s/ Darren Bigby
                                                         -----------------
                                                      Darren Bigby
                                                      Vice President


Dated:  July 28, 2004

                                 Exhibit Index

Exhibit                                                                   Page
-------                                                                   ----

5.1     Legality Opinion of Sidley Austin Brown & Wood LLP                  5

8.1     Tax Opinion of Sidley Austin Brown & Wood LLP (included
        in Exhibit 5.1)                                                      5

23.1    Consent of Sidley Austin Brown & Wood LLP (included in
        Exhibits 5.1 and 8.1)                                               5